UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20, 2015

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glover Avenue

P. O. Box 4505

Norwalk, Connecticut 06856-4505

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 20, 2015, Mary Agnes Wilderotter has resigned as a Director of Xerox Corporation. This decision was made in connection with Ms. Wilderotter’s transition to Executive Chairman of Frontier Communications earlier this year and her desire to pursue other interests. Ms. Wilderotter served on the Corporate Governance Committee and Finance Committee of Registrant’s Board of Directors.

Registrant is filing this Form 8-K Report pursuant to Item 5.02(b), “Departure of Directors or Certain Officers.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

By:	/s/ D. H. Marshall
Douglas H. Marshall
Assistant Secretary

Date: October 21, 2015